UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2016

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-55364	36-4787690
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 400, 41 University Drive
Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 809-2018

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

            On April 20, 2016, the Board of Directors of Helius Medical Technologies, Inc. (the “Company”) and the audit committee of the Company’s Board of Directors (the “Audit Committee”), after considering the recommendations of management,determined that it was necessary to re-evaluate the Company’s accounting relating to warrants issued as part of its private placements conducted in April, June and July of 2015 (the “2015 Warrants”), and to restate the Company’s previously reviewed, unaudited, condensed consolidated financial statements for the three months ended June 30, 2015, the three months and six months ended September 30, 2015, and the three and nine months ended December 31, 2015 (collectively, the “Restatement Period”), as reported in the Company’s Quarterly Reports on Forms 10-Q filed on August 14, 2015 (as amended on January 11, 2016), November 16, 2015 (as amended on January 11, 2016) and February 16, 2016 (the “Quarterly Reports”). The restatement is necessary because of a reclassification of the 2015 Warrants, whose exercise prices are denominated in U.S. dollars although the Company’s functional currency is the Canadian dollar.

            The reclassification of the 2015 Warrants will not affect the Company’s balance sheet or liquidity. The reclassification of the 2015 Warrants has resulted in a reduction of the comprehensive loss for the period ending June 30, 2015, an increase in the diluted gain per share for the period ending September 30, 2015, and had no impact on the loss per share for the period ending December 31, 2015.

Prior Restatement of the Company’s Financial Statements

            The present restatement is not related to a prior restatement of the Company’s financial statements. As previously announced on the Company’s Current Report on Form 8-K filed January 11, 2016, the Company’s Board of Directors determined on January 7, 2016, that the fair value of the Company’s unvested share based compensation for non-employee consultants should have been re-measured at the respective fair values until the services had been completed or once the options had vested. Under the terms of the Company’s stock option awards to non-employees, there were no performance disincentives. The Company therefore determined that it was required to re-measure its non-employee awards until they have vested. As a result, the Company’s Board of Directors, after considering the recommendations of management, concluded that the Company’s consolidated financial statements as of and for the twelve months ended March 31, 2015 and the quarters therein and its interim condensed consolidated financial statements for the three months ended June 30, 2015 and the three months and six months ended September 30, 2015, as reported in the Company’s Annual Report on Form 10-K filed on June 29, 2015 and quarterly reports on Forms 10-Q filed on August 14, 2015 and November 16, 2015, should not be relied upon because of errors identified therein. The Company amended these financial statements in amended Form 10-Qs and an amended Form 10-K filed with the Securities and Exchange Commission on January 11, 2016.

Restatement of Previously Issued and Amended Financial Statements Filed January 11, 2016 and February 16, 2016

            On April 20, 2016, the Company began a re-evaluation of the classification of the 2015 Warrants. Previously, the Company had classified the 2015 Warrants as equity instruments. Under Accounting Standards Codification 815-40-15, if the exercise price of an instrument is denominated in a currency other than the Company’s functional currency, the instrument shall not be considered as indexed to the Company’s own stock because it is exposed to fluctuations in foreign currency exchange rates. Instead, the instrument should be recorded as a liability at fair value through profit or loss. The exercise prices of the 2015 Warrants are denominated in U.S. dollars, but the functional currency of the Company is the Canadian dollar. Accordingly, the 2015 Warrants should be classified as liabilities at fair value through profit or loss. The Company has therefore determined to reclassify the fair value of the 2015 Warrants from equity to liability through profit or loss. The non-cash adjustments to be made as a result of these reclassifications will not affect the Company’s cash balance or its liquidity.

            The Audit Committee, the Board of Directors, and the Company’s executive management, have discussed the matters disclosed in this filing pursuant to Item 8.01 with BDO Canada LLP, the Company’s independent registered accounting firm. The Audit Committee, the Board of Directors and the Company’s executive management agree with the conclusion that the financial statements for the Restatement Periods should be restated.

            Management has determined that the errors described above were the result of a material weakness in the Company’s internal control over financial reporting. Specifically, the material weakness, as disclosed in previous filings, is a result of our accounting staff’s insufficient knowledge relating to accounting for complex U.S. GAAP matters, and the maintenance of effective controls to adequately monitor and review transactions for financial statement completeness and accuracy. Management is continuing to assess the effect of the restatement on its assessment of the Company’s internal control over financial reporting and disclosure controls.

            The Company anticipates that it will file restated financial statements covering the Restatement Periods on or about April 26, 2016.

            On April 26, 2016, the Company issued a press release announcing the information discussed in this Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

            This Current Report on Form 8-K includes information that constitutes forward-looking statements. These forward-looking statements are based on the Helius Medical Technology, Inc.’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the consolidated restated financial statements, and any anticipated conclusions of the Board of Directors or the Company’s management with respect to the matters relating to the Company’s accounting, including the restatement of the interim consolidated financial statements as of and for the quarterly periods ended June 30, 2015, September 30, 2015, and December 31, 2015. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission of amendments to the Quarterly Reports or that other subsequent events may occur that would require the Company to make additional adjustments to its consolidated financial statements. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit	Description
Number

99.1	Press release, dated April 26, 2016.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.
Date: April 26, 2016
	By:	/s/ Joyce LaViscount
	Name:	Joyce LaViscount
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated April 26, 2016.